TGB-2 7/09

P1, P2, P4

SUPPLEMENT DATED JULY 27, 2009

TO THE PROSPECTUS DATED

MAY 1, 2009

AS PREVIOUSLY AMENDED

TEMPLETON GLOBAL BOND SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended by replacing in its entirety the subsection entitled “Derivative securities” under "Main Risks," on page TGB-4, with the following:

Derivative Securities

The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to swap agreements and forward currency contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the over-the-counter markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the manager elects not to do so due to availability, cost or other factors.

Please keep this supplement for future reference.